                                                                      EXHIBIT 24


                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Registration Statement ("Registration Statement") on Form S-8 with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, as follows:

    REGISTRATION STATEMENT            NUMBER OF SHARES                    BENEFIT PLANS
    ----------------------            ----------------                    -------------

         FORM S-8                        1,652,553           1)   ORYX ENERGY COMPANY 1997 LONG-
                                                                  TERM INCENTIVE PLAN
                                                             2)   ORYX ENERGY COMPANY EXECUTIVE
                                                                  VARIABLE INCENTIVE PLAN
                                                             3)   ORYX ENERGY COMPANY EQUITY AND
                                                                  DEFERRED COMPENSATION PLAN FOR
                                                                  NON-EMPLOYEE DIRECTORS

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 1, 1999.



                                                  ------------------------------
                                                  WILLIAM E. BRADFORD, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Registration Statement ("Registration Statement") on Form S-8 with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, as follows:

    REGISTRATION STATEMENT            NUMBER OF SHARES                    BENEFIT PLANS
    ----------------------            ----------------                    -------------

         FORM S-8                        1,652,553           1)   ORYX ENERGY COMPANY 1997 LONG-
                                                                  TERM INCENTIVE PLAN
                                                             2)   ORYX ENERGY COMPANY EXECUTIVE
                                                                  VARIABLE INCENTIVE PLAN
                                                             3)   ORYX ENERGY COMPANY EQUITY AND
                                                                  DEFERRED COMPENSATION PLAN FOR
                                                                  NON-EMPLOYEE DIRECTORS

         NOW, THEREFORE, the undersigned in her capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 1, 1999.



                                                --------------------------------
                                                SYLVIA A. EARLE, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Registration Statement ("Registration Statement") on Form S-8 with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, as follows:

    REGISTRATION STATEMENT            NUMBER OF SHARES                    BENEFIT PLANS
    ----------------------            ----------------                    -------------

         FORM S-8                        1,652,553           1)   ORYX ENERGY COMPANY 1997 LONG-
                                                                  TERM INCENTIVE PLAN
                                                             2)   ORYX ENERGY COMPANY EXECUTIVE
                                                                  VARIABLE INCENTIVE PLAN
                                                             3)   ORYX ENERGY COMPANY EQUITY AND
                                                                  DEFERRED COMPENSATION PLAN FOR
                                                                  NON-EMPLOYEE DIRECTORS

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 1, 1999.



                                             -----------------------------------
                                             DAVID G. GENEVER-WATLING, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Registration Statement ("Registration Statement") on Form S-8 with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, as follows:

    REGISTRATION STATEMENT            NUMBER OF SHARES                    BENEFIT PLANS
    ----------------------            ----------------                    -------------

         FORM S-8                        1,652,553           1)   ORYX ENERGY COMPANY 1997 LONG-
                                                                  TERM INCENTIVE PLAN
                                                             2)   ORYX ENERGY COMPANY EXECUTIVE
                                                                  VARIABLE INCENTIVE PLAN
                                                             3)   ORYX ENERGY COMPANY EQUITY AND
                                                                  DEFERRED COMPENSATION PLAN FOR
                                                                  NON-EMPLOYEE DIRECTORS

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 1, 1999.



                                                --------------------------------
                                                MARTIN C. JISCHKE, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Registration Statement ("Registration Statement") on Form S-8 with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, as follows:

    REGISTRATION STATEMENT            NUMBER OF SHARES                    BENEFIT PLANS
    ----------------------            ----------------                    -------------

         FORM S-8                        1,652,553           1)   ORYX ENERGY COMPANY 1997 LONG-
                                                                  TERM INCENTIVE PLAN
                                                             2)   ORYX ENERGY COMPANY EXECUTIVE
                                                                  VARIABLE INCENTIVE PLAN
                                                             3)   ORYX ENERGY COMPANY EQUITY AND
                                                                  DEFERRED COMPENSATION PLAN FOR
                                                                  NON-EMPLOYEE DIRECTORS

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 1, 1999.



                                                --------------------------------
                                                WILLIAM C. MORRIS, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Registration Statement ("Registration Statement") on Form S-8 with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, as follows:

    REGISTRATION STATEMENT            NUMBER OF SHARES                    BENEFIT PLANS
    ----------------------            ----------------                    -------------

         FORM S-8                        1,652,553           1)   ORYX ENERGY COMPANY 1997 LONG-
                                                                  TERM INCENTIVE PLAN
                                                             2)   ORYX ENERGY COMPANY EXECUTIVE
                                                                  VARIABLE INCENTIVE PLAN
                                                             3)   ORYX ENERGY COMPANY EQUITY AND
                                                                  DEFERRED COMPENSATION PLAN FOR
                                                                  NON-EMPLOYEE DIRECTORS

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 1, 1999.



                                                --------------------------------
                                                JOHN J. MURPHY, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Registration Statement ("Registration Statement") on Form S-8 with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, as follows:

    REGISTRATION STATEMENT            NUMBER OF SHARES                    BENEFIT PLANS
    ----------------------            ----------------                    -------------

         FORM S-8                        1,652,553           1)   ORYX ENERGY COMPANY 1997 LONG-
                                                                  TERM INCENTIVE PLAN
                                                             2)   ORYX ENERGY COMPANY EXECUTIVE
                                                                  VARIABLE INCENTIVE PLAN
                                                             3)   ORYX ENERGY COMPANY EQUITY AND
                                                                  DEFERRED COMPENSATION PLAN FOR
                                                                  NON-EMPLOYEE DIRECTORS

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 1, 1999.



                                                --------------------------------
                                                LEROY C. RICHIE, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Registration Statement ("Registration Statement") on Form S-8 with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, as follows:

    REGISTRATION STATEMENT            NUMBER OF SHARES                    BENEFIT PLANS
    ----------------------            ----------------                    -------------

         FORM S-8                        1,652,553           1)   ORYX ENERGY COMPANY 1997 LONG-
                                                                  TERM INCENTIVE PLAN
                                                             2)   ORYX ENERGY COMPANY EXECUTIVE
                                                                  VARIABLE INCENTIVE PLAN
                                                             3)   ORYX ENERGY COMPANY EQUITY AND
                                                                  DEFERRED COMPENSATION PLAN FOR
                                                                  NON-EMPLOYEE DIRECTORS

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 1, 1999.



                                                --------------------------------
                                                MATTHEW R. SIMMONS, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Registration Statement ("Registration Statement") on Form S-8 with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, as follows:

    REGISTRATION STATEMENT            NUMBER OF SHARES                    BENEFIT PLANS
    ----------------------            ----------------                    -------------

         FORM S-8                        1,652,553           1)   ORYX ENERGY COMPANY 1997 LONG-
                                                                  TERM INCENTIVE PLAN
                                                             2)   ORYX ENERGY COMPANY EXECUTIVE
                                                                  VARIABLE INCENTIVE PLAN
                                                             3)   ORYX ENERGY COMPANY EQUITY AND
                                                                  DEFERRED COMPENSATION PLAN FOR
                                                                  NON-EMPLOYEE DIRECTORS

         NOW, THEREFORE, the undersigned in her capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 1, 1999.



                                                --------------------------------
                                                FARAH M. WALTERS, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Registration Statement ("Registration Statement") on Form S-8 with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, as follows:

    REGISTRATION STATEMENT            NUMBER OF SHARES                    BENEFIT PLANS
    ----------------------            ----------------                    -------------

         FORM S-8                        1,652,553           1)   ORYX ENERGY COMPANY 1997 LONG-
                                                                  TERM INCENTIVE PLAN
                                                             2)   ORYX ENERGY COMPANY EXECUTIVE
                                                                  VARIABLE INCENTIVE PLAN
                                                             3)   ORYX ENERGY COMPANY EQUITY AND
                                                                  DEFERRED COMPENSATION PLAN FOR
                                                                  NON-EMPLOYEE DIRECTORS

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 1, 1999.



                                                --------------------------------
                                                IAN L. WHITE-THOMSON, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Registration Statement ("Registration Statement") on Form S-8 with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, as follows:

    REGISTRATION STATEMENT            NUMBER OF SHARES                    BENEFIT PLANS
    ----------------------            ----------------                    -------------

         FORM S-8                        1,652,553           1)   ORYX ENERGY COMPANY 1997 LONG-
                                                                  TERM INCENTIVE PLAN
                                                             2)   ORYX ENERGY COMPANY EXECUTIVE
                                                                  VARIABLE INCENTIVE PLAN
                                                             3)   ORYX ENERGY COMPANY EQUITY AND
                                                                  DEFERRED COMPENSATION PLAN FOR
                                                                  NON-EMPLOYEE DIRECTORS

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 1, 1999.



                                                --------------------------------
                                                LUKE R. CORBETT, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Registration Statement ("Registration Statement") on Form S-8 with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, as follows:

    REGISTRATION STATEMENT            NUMBER OF SHARES                    BENEFIT PLANS
    ----------------------            ----------------                    -------------

         FORM S-8                        1,652,553           1)   ORYX ENERGY COMPANY 1997 LONG-
                                                                  TERM INCENTIVE PLAN
                                                             2)   ORYX ENERGY COMPANY EXECUTIVE
                                                                  VARIABLE INCENTIVE PLAN
                                                             3)   ORYX ENERGY COMPANY EQUITY AND
                                                                  DEFERRED COMPENSATION PLAN FOR
                                                                  NON-EMPLOYEE DIRECTORS

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 1, 1999.



                                                --------------------------------
                                                TOM J. MCDANIEL, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a Registration Statement ("Registration Statement") on Form S-8 with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, as follows:

    REGISTRATION STATEMENT            NUMBER OF SHARES                    BENEFIT PLANS
    ----------------------            ----------------                    -------------

         FORM S-8                        1,652,553           1)   ORYX ENERGY COMPANY 1997 LONG-
                                                                  TERM INCENTIVE PLAN
                                                             2)   ORYX ENERGY COMPANY EXECUTIVE
                                                                  VARIABLE INCENTIVE PLAN
                                                             3)   ORYX ENERGY COMPANY EQUITY AND
                                                                  DEFERRED COMPENSATION PLAN FOR
                                                                  NON-EMPLOYEE DIRECTORS

         NOW, THEREFORE, the undersigned in her capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as a Director of the Company, the Registration Statements and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 1, 1999.



                                                --------------------------------
                                                DEBORAH A. KITCHENS, DIRECTOR